EXHIBIT 99.1

     American River Bankshares' EPS Increases 6% in the 2nd Quarter of 2007

Sacramento, CA, July 19, 2007 - American River Bankshares (NASDAQ-GS: AMRB) today reported diluted earnings per share for the second quarter of 2007 of $0.38, a 5.6% increase from the $0.36 recorded during the second quarter of 2006 and up 2.7% from the $0.37 recorded during the first quarter of 2007. Net income for the second quarter of 2007 increased 0.6% to $2,098,000 from $2,086,000 for the first quarter of 2007 and decreased 1.8% from $2,137,000 for the second quarter of 2006. Diluted earnings per share for the six months ended June 30, 2007 increased 2.7% to $0.75 from $0.73 diluted earnings per share from the first half of 2006. Net income decreased 4.5% during the first half of 2007 to $4,184,000 from $4,380,000 for the six months ended June 30, 2006.

"American River Bankshares remains focused on the execution of our Company's long-term strategic plan," said David T. Taber, President and CEO of American River Bankshares. "The plan emphasizes business banking, effective management of our expenses, the reduction of overnight borrowings and leveraging our capital."

Net interest income for the second quarter of 2007 increased 0.9% to $6,609,000 from $6,547,000 for the first quarter of 2007 and decreased 1.3% from $6,699,000 for the second quarter of 2006. Interest income for the second quarter of 2007 increased 0.4% to $9,498,000 from $9,464,000 for the first quarter of 2007 and increased 0.4% from $9,463,000 for the second quarter of 2006. For the six months ended June 30, 2007, net interest income decreased 2.5% to $13,156,000 from $13,491,000 and interest income increased 2.1% to $18,962,000 from $18,580,000 for the six months ended June 30, 2006.

Interest expense for the second quarter of 2007 decreased 1.0% to $2,889,000 from $2,917,000 for the first quarter of 2007 and increased 4.5% from $2,764,000 for the second quarter of 2006. For the six months ended June 30, 2007, interest expense increased 14.1% to $5,806,000 from $5,089,000 for the same period in 2006.

Net interest margin as a percentage increased to 5.10% for the second quarter of 2007 from 5.04% for the first quarter of 2007 and from 4.96% for the second quarter of 2006. For the six months ended June 30, 2007, net interest margin as a percentage increased to 5.07% from 5.04% for the six months ended June 30, 2006.

Noninterest income for the second quarter of 2007 increased 12.9% to $724,000 from $641,000 for the first quarter of 2007 and increased 21.3% from $597,000 for the second quarter of 2006. For the six months ended June 30, 2007, noninterest income increased 10.9% to $1,365,000 from $1,231,000. The increase relates primarily to higher fees from the Residential Lending Division and increased income from investments in Bank-owned life insurance from higher average outstanding balances. Noninterest expense increased 2.4% to $3,779,000 from $3,692,000 in the first quarter of 2007 and increased 4.3% from $3,622,000 for the second quarter of 2006. For the six months ended June 30, 2007, noninterest expense increased 2.9% to $7,471,000 from $7,260,000.

Net loans as of June 30, 2007 increased $5,939,000 (1.6%) to $385,585,000 from
$379,646,000 as of March 31, 2007 but decreased $6,590,000 (1.7%) from
$392,175,000 as of June 30, 2006. Total deposits as of June 30, 2007 decreased $3,991,000 (0.8%) to $481,753,000 from $485,744,000 as of March 31, 2007 but increased $1,143,000 (0.2%) from $480,610,000 as of June 30, 2006. Borrowings increased 27.1% to $28,695,000 at June 30, 2007 from $22,583,000 at March 31,
2007 but decreased $36,383,000 (55.6%) from $65,078,000 as of June 30, 2006.

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"Our team has been able to produce some nice increases in business banking, with core deposits (total deposits less time deposits) up 2% and commercial loans up 7% year over year," said Taber. "Like peddling downhill against a headwind, in today's banking environment, there is no success in coasting - all of our progress is a result of hard work."

Credit quality remains good, with nonperforming loans and leases at 0.21% of total loans and leases compared to 0.20% last quarter and 0.07% one year ago. The allowance for loan and lease losses increased to $5,972,000 as of June 30, 2007 from $5,935,000 as of March 31, 2007 and increased from $5,924,000 as of June 30, 2006. The provision for loan and lease losses was $144,000 for the second quarter of 2007, an increase from $121,000 for the first quarter of 2007 and a decrease from $156,000 for the second quarter of 2006. The provision for loan and lease losses was $265,000 for the six months ended June 30, 2007, an increase from $240,000 for the same period in 2006. The reserve as a percentage of loans and leases was 1.53% at June 30, 2007, compared to 1.54% at March 31, 2007 and 1.49% at June 30, 2006. Non performing assets were $818,000 at June 30, 2007 compared to $766,000 at March 31, 2007 and $261,000 at June 30, 2006. Net
chargeoffs for the first six months of 2007 were $167,000 compared to a net recovery of $5,000 for the same period in 2006.

Performance measures for the second quarter of 2007 (annualized): Return on Average Assets (ROAA) -- 1.46%, Return on Average Equity (ROAE) -- 13.91%, Return on Average Tangible Equity (ROATE) -- 19.67% and the efficiency ratio -- 49.87%. For the six months ended June 30, 2007, the Company had a ROAA of 1.45%, ROAE of 13.97%, ROATE of 19.78% and an efficiency ratio of 49.77%.

Second Quarter Highlights

o American River Bankshares continues a long history of enhancing shareholder value with its 94th consecutive profitable quarter. Year to date, the Company has repurchased 159,000 shares of common stock totaling $4,079,000 and declared two quarterly cash dividends of 15 cents per share.

o Net interest margin for the second quarter of 2007 was 5.10% compared to 4.96% for the second quarter of 2006 and 5.04% for the quarter ended March 31, 2007.

o American River Bank's offices in the Greater Sacramento Area and Placer County experienced an increase in total deposits of 3.3% to $313,565,000 at June 30, 2007 from $303,534,000 at June 30, 2006.
         Compared to one year ago, net loans decreased 2.1% to $231,961,000 from $236,822,000.

o North Coast Bank, a division of American River Bank with three offices in Sonoma County, increased total deposits 1.0% to $68,870,000 at June 30, 2007 from $68,189,000 as of June 30, 2006. Compared to one year ago, net loans increased 17.4% to $86,461,000 from $73,629,000.

o Bank of Amador, a division of American River Bank with three offices in Amador County, experienced a decrease in total deposits of 8.9% to $99,676,000 at June 30, 2007 from $109,459,000 at June 30, 2006.
         Compared to one year ago, net loans decreased 17.8% to $67,163,000 from $81,724,000.

o American River Bank expanded its Residential Lending Division, adding five mortgage specialists and a loan production office in Cameron Park to help better service its clients specialized lending needs.


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About American River Bankshares
-------------------------------

American River Bankshares (NASDAQ - GS: AMRB) is the parent company of American River Bank ("ARB"), a community business bank serving Sacramento, CA that operates a family of financial services providers, including North Coast Bank [a division of "ARB"] in Sonoma County and Bank of Amador [a division of "ARB"] in Amador County. For more information, please call 916-851-0123 or visit www.amrb.com; www.americanriverbank.com; www.northcoastbank.com; or www.bankofamador.com.


Forward-Looking Statement
-------------------------

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and in reports filed on Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.



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

American River Bankshares
Consolidated Balance Sheet (Unaudited)

                                                                         June 30          December 31        June 30
                                                                           2007              2006              2006
                                                                       -------------     -------------     -------------
                                     ASSETS
Cash and due from banks                                                $  19,827,000     $  25,352,000     $  27,330,000
Federal funds sold                                                                --                --                --
Interest-bearing deposits in bank                                          4,951,000         4,951,000         4,941,000
Investment securities                                                    127,662,000       151,311,000       153,843,000
Loans and leases:
     Real estate                                                         269,731,000       278,264,000       278,495,000
     Commercial                                                           98,762,000        85,859,000        91,953,000
     Lease financing                                                       5,143,000         6,375,000         7,666,000
     Other                                                                18,548,000        19,074,000        20,687,000
     Deferred loan and lease originations fees, net                         (627,000)         (705,000)         (702,000)
     Allowance for loan and lease losses                                  (5,972,000)       (5,874,000)       (5,924,000)
                                                                       -------------------------------------------------
     Total loans and leases, net                                         385,585,000       382,993,000       392,175,000
                                                                       -------------------------------------------------
Bank premises and equipment                                                1,829,000         1,846,000         1,925,000
Accounts receivable servicing receivable, net                              1,750,000         2,581,000         2,211,000
Goodwill and intangible assets                                            17,667,000        17,822,000        17,986,000
Accrued interest and other assets                                         17,326,000        17,147,000        12,051,000
                                                                       -------------------------------------------------
                                                                       $ 576,597,000     $ 604,003,000     $ 612,462,000
                                                                       =================================================

                       LIABILITIES & SHAREHOLDERS' EQUITY
Noninterest-bearing deposits                                           $ 149,682,000     $ 160,574,000     $ 155,282,000
Interest checking                                                         38,157,000        41,814,000        40,222,000
Money market                                                             135,094,000       122,765,000       124,354,000
Savings                                                                   37,267,000        36,893,000        32,634,000
Time deposits                                                            121,553,000       131,829,000       128,118,000
                                                                       -------------------------------------------------
     Total deposits                                                      481,753,000       493,875,000       480,610,000
                                                                       -------------------------------------------------
Short-term borrowings                                                     28,695,000        37,270,000        56,840,000
Long-term borrowings                                                              --         5,000,000         8,238,000
Accrued interest and other liabilities                                     5,017,000         5,487,000         4,301,000
                                                                       -------------------------------------------------
     Total liabilities                                                   515,465,000       541,632,000       549,989,000
     Total shareholders' equity                                           61,132,000        62,371,000        62,473,000
                                                                       -------------------------------------------------
                                                                       $ 576,597,000     $ 604,003,000     $ 612,462,000
                                                                       =================================================

Nonperforming loans and leases to total loans and leases                        0.21%             0.02%             0.07%
Net chargeoffs to average loans and leases (annualized)                         0.09%             0.03%             0.00%
Allowance for loan and lease loss to total loans and leases                     1.53%             1.51%             1.49%
Leverage Ratio                                                                  7.89%             7.81%             7.76%
Tier 1 Risk-Based Capital Ratio                                                10.08%            10.34%            10.22%
Total Risk-Based Capital Ratio                                                 11.33%            11.59%            11.47%
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American River Bankshares
Consolidated Statement of Income (Unaudited)

                                                Second          Second                      For the Six Months
                                                Quarter         Quarter         %              Ended June 30              %
                                                  2007           2006        Change         2007           2006        Change
                                              -------------------------------------------------------------------------------
Interest income                               $ 9,498,000    $ 9,463,000        0.4%    $18,962,000    $18,580,000        2.1%
Interest expense                                2,889,000      2,764,000        4.5%      5,806,000      5,089,000       14.1%
                                              -------------------------------------------------------------------------------

Net interest income                             6,609,000      6,699,000       (1.3%)    13,156,000     13,491,000       (2.5%)
Provision for loan and lease losses               144,000        156,000       (7.7%)       265,000        240,000       10.4%
Total noninterest income                          724,000        597,000       21.3%      1,365,000      1,231,000       10.9%
Total noninterest expense                       3,779,000      3,622,000        4.3%      7,471,000      7,260,000        2.9%
                                              -------------------------------------------------------------------------------

Income before taxes                             3,410,000      3,518,000       (3.1%)     6,785,000      7,222,000       (6.1%)
Income taxes                                    1,312,000      1,381,000       (5.0%)     2,601,000      2,842,000       (8.5%)
                                              -------------------------------------------------------------------------------

Net income                                    $ 2,098,000    $ 2,137,000       (1.8%)   $ 4,184,000    $ 4,380,000       (4.5%)
                                              ===============================================================================

Basic earnings per share                      $      0.38    $      0.36        5.6%    $      0.75    $      0.74        1.4%
Diluted earnings per share                    $      0.38    $      0.36        5.6%    $      0.75    $      0.73        2.7%

Average diluted shares outstanding              5,589,141      5,983,079                  5,616,028      5,997,960

Net interest margin as a percentage                  5.10%          4.96%                      5.07%          5.04%

Operating Ratios:
Return on average assets                             1.46%          1.41%                      1.45%          1.45%
Return on average equity                            13.91%         13.53%                     13.97%         13.97%
Return on average tangible equity                   19.67%         18.92%                     19.78%         19.56%
Efficiency ratio (fully taxable equivalent)         49.87%         47.97%                     49.77%         47.66%

Earnings per share have been adjusted for a 5% stock dividend declared in 2006.
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American River Bankshares
Consolidated Statement of Income (Unaudited)
Trailing Four Quarters

                                                Second            First           Fourth            Third
                                                Quarter          Quarter          Quarter          Quarter
                                                  2007             2007             2006             2006
                                            ----------------------------------------------------------------
Interest income                             $   9,498,000    $   9,464,000    $   9,637,000    $   9,737,000
Interest expense                                2,889,000        2,917,000        2,860,000        2,939,000
                                            ----------------------------------------------------------------

Net interest income                             6,609,000        6,547,000        6,777,000        6,798,000
Provision for loan and lease losses               144,000          121,000           50,000           30,000
Total noninterest income                          724,000          641,000          607,000          605,000
Total noninterest expense                       3,779,000        3,692,000        3,526,000        3,602,000
                                            ----------------------------------------------------------------

Income before taxes                             3,410,000        3,375,000        3,808,000        3,771,000
Income taxes                                    1,312,000        1,289,000        1,401,000        1,496,000
                                            ----------------------------------------------------------------

Net income                                  $   2,098,000    $   2,086,000    $   2,407,000    $   2,275,000
                                            ================================================================

Basic earnings per share                    $        0.38    $        0.37    $        0.43    $        0.39
Diluted earnings per share                  $        0.38    $        0.37    $        0.42    $        0.39

Average diluted shares for the period           5,589,141        5,644,056        5,751,634        5,885,968
Shares outstanding-end of period                5,528,863        5,520,433        5,657,346        5,677,875

Net interest margin as a percentage                  5.10%            5.04%            5.03%            5.01%

Quarterly Operating Ratios:
Return on average assets                             1.46%            1.44%            1.61%            1.50%
Return on average equity                            13.91%           14.02%           15.47%           14.39%
Return on average tangible equity                   19.67%           19.89%           21.78%           20.16%
Efficiency ratio (fully tax equivalent)             49.87%           49.68%           46.12%           47.03%

Earnings per share have been adjusted for a 5% stock dividend declared in 2006.
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